Joint Filer Information

NAME: Highbridge International LLC
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ADDRESS:  The Cayman Corporate Centre, 4th Floor
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                27 Hospital Road
                George Town, Grand Cayman
                Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC
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ISSUER: Enzon Pharmaceuticals, Inc.
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DATE OF EVENT REQUIRING STATEMENT: April 10, 2007
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SIGNATURE:  HIGHBRIDGE INTERNATIONAL LLC
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              By: Highbridge Capital Management, LLC
               its Trading Manager

              By: /s/ Carolyn Rubin
                 ----------------------------
              Name: Carolyn Rubin
              Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Convertible Arbitrage Master Fund, L.P.
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ADDRESS:   c/o Highbridge Capital Management, LLC
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                9 West 57th Street, 27th Floor
                New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
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DATE OF EVENT REQUIRING STATEMENT: April 10, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE CONVERTIBLE ARBITRAGE MASTER FUND, L.P.
---------

              By: Highbridge Capital Management, LLC
               its Trading Manager

              By: /s/ Carolyn Rubin
                 ----------------------------
              Name: Carolyn Rubin
              Title: Managing Director

                             Joint Filer Information

NAME: Glenn Dubin

ADDRESS:   c/o Highbridge Capital Management, LLC
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                9 West 57th Street, 27th Floor
                New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
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DATE OF EVENT REQUIRING STATEMENT: April 10, 2007
---------------------------------

SIGNATURE:
              /s/ Glenn Dubin
              ----------------------------
              GLENN DUBIN

                             Joint Filer Information

NAME: Henry Swieca

ADDRESS:   c/o Highbridge Capital Management, LLC
-------
                9 West 57th Street, 27th Floor
                New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: April 10, 2007
---------------------------------

SIGNATURE:
              /s/ Henry Swieca
              ----------------------------
              HENRY SWIECA